Exhibit 10.2

SOUTH JERSEY INDUSTRIES, INC.

SCHEDULE OF OFFICER AGREEMENTS

Pursuant to Rule 12b-31, the following sets forth the material details which differ in the Officer Employment Agreements, the form of which is filed herewith as Exhibit 10.1.

Name	Capacities in Which Served	Date of Agreement	Minimum Base Salary	Targeted Performance Based Annual Cash Award*	Targeted Long- Term Incentive Plan Award*

Edward J. Graham	Chairman, President and Chief Executive Officer, South Jersey Industries, Inc.; President and Chief Executive Officer, South Jersey Gas Company	1/1/12	$670,000	$495,00	$660,000

David A. Kindlick	Vice President and Chief Financial Officer, South Jersey Industries, Inc.; Senior Vice President and Chief Financial Officer, South Jersey Gas Company	1/1/12	$300,000	$141,750	$190,000

Michael Renna	Vice President, South Jersey Industries, Inc.; President, South Jersey Energy Solutions; President, South Jersey Energy Company	1/1/12	$300,000	$160,000	$190,000

Jeffrey E. DuBois	Vice President, South Jersey Industries, Inc.; Senior Vice President, Chief Operating Officer, South Jersey Gas Company	1/1/12	$280,000	$140,000	$170,000

Kevin D. Patrick	Vice President, Research & Corporate Development, South Jersey Industries, Inc.	1/1/12	$244,000	$106,313	$133,000

*  Payable only if performance criteria are attained.